Allianz Life Insurance Company
of North America
[Allianz VisionSM] Variable Annuity Application
[DA____________________]
1. Account registration
Ownership is ■ Individual	■ Qualified plan	■ Custodian	■ Trust (Include the date of trust in the name.)
■ Charitable Trust	■ Other__________
Owner
Individual Owner first name		MI	Last name	Jr., Sr., III

Non-individual owner name (Attach Non- Individual Ownership form or Qualified Plan Acknowledgement form if applicable.)

Social Security Number or Tax ID Number

Mailing address

City			State	ZIP code	Telephone number

Gender	■ Male	Date of birth (mm/dd/yyyy)			Are you a non-resident alien?
	■ Female				■ Yes (Attach W8 BEN) ■ No
Joint Owner
First name		MI	Last name		Jr., Sr., III

Mailing address

City			State	ZIP code	Telephone number

Gender		Date of birth (mm/dd/yyyy)			Are you a non-resident alien?
■ Male	■ Female				■ Yes (Attach W8 BEN) ■ No
Relationship to Owner					Social Security Number

Annuitant (Complete if different from Owner.)
First name		MI	Last name		Jr., Sr., III

Mailing address

City			State	ZIP code	Telephone number

Gender		Social Security Number	Date of birth (mm/dd/yyyy)		Are you a non-resident alien?
■ Male	■ Female				■ Yes (Attach W8 BEN) ■ No

2.   Purchase Payment (This section must be completed. Make check payable to Allianz.)

■	Purchase Payment enclosed with application. (Include replacement forms if required.) Amount enclosed: $__________

■	This Contract will be funded by a 1035 exchange, tax qualifed transfer/rollover, CD transfer, or mutual fund redemption. (Include replacement/ transfer forms if required.)

Expected amount: $__________

■	This Contract will be funded by funds not requested or facilitated by Allianz. (Include replacement forms if required.) Expected amount: $__________

F70034                                                                        Page 1 of [7]                                                                           (8/2009)

3.	Plan specifics (This section must be completed to indicate how this Contract should be issued. These are the only available options.)
Nonqualified: ■	Qualified IRA:	■ IRA	■ Roth IRA	■ SEP IRA ■ Roth conversion	(Contribution for tax year __________)
	Qualified plans: ■ 401		■ 401 one person defined benefit
4.	Telephone authorization

■ Yes By checking "yes," I am authorizing and directing Allianz to act on telephone or electronic instructions from the Registered
Representative and/or anyone authorized by him/her to transfer Contract Values among the Investment Options. If the box is not checked, this authorization will be permitted for the Owner only. Allianz will use reasonable procedures to confirm that these instructions are authorized as genuine. As long as these procedures are followed, Allianz and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost.
The electronic transaction privilege may be modified or terminated at the discretion of the company.
5. Replacement (This section must be completed.)
Do you have existing life insurance or annuity contracts? . . . . .				. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	■ Yes	■ No
Will the annuity contract applied for replace or change existing contracts or policies? . . . . .					■ Yes	■ No

If there is existing coverage, states that have adopted the NAIC Model Replacement Regulation or a variation of the Model, require that the replacement form be completed even if a replacement is not indicated. For a replacement in any state, attach the appropriate replacement form for the state in which the application is taken. The Registered Representative must also complete the Registered Representative section regarding replacement.

[6.  Contract options - Must select only one]

■	Base Contract (No additional cost)

■	Bonus Option1

■	Short Withdrawal Charge Option1

■	No Withdrawal Charge Option1

[7.  Optional death benefit]

■   Quarterly Value Death Benefit1

[1 Carries an additional charge]

F70034                                                                        Page [2 of 7]                                                                           (8/2009)

[8.  Other benefits - Must select only one]

■	No Additional Benefit (No additional cost)

■	Investment Protector1

Number of years to the initial Target Value Date ______

■	Income Protector1 (Complete Covered Person(s) information below.)

Covered Person(s) - Select one.

■    Single Lifetime Plus Payments:

Name   __________________________________________________________________________________

This person is: (check one)	■ Owner	■ Joint Owner■ Annuitant, if owned by a non-individual
Date of birth ____/____/____	Gender:	■ Male	■ Female

Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that is being submitted.

■   Driver's license    ■   Certificate of birth    ■   Passport    ■   Other _______________________________

OR

■	Joint Lifetime Plus Payments:

First Covered Person's name__________________________________________________________________

Date of birth ____/____/____     Gender:     ■  Male     ■  Female

Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that is being submitted.

■   Driver's license    ■   Certificate of birth    ■   Passport    ■   Other _______________________________

This person is: (check one)       ■   Owner

■	Joint Owner

■	Annuitant, if owned by a non-individual

■	Sole primary Beneficiary (qualified or non-individual, nonqualified)

■	Contingent Beneficiary (qualified plan, custodial IRA)

Second Covered Person's name _______________________________________________________________

Date of birth ____/____/____     Gender:     ■  Male     ■  Female

Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that is being submitted.

■   Driver's license    ■   Certificate of birth    ■   Passport    ■   Other _______________________________

This person is: (check one)       ■   Owner

■	Joint Owner

■	Annuitant, if owned by a non-individual

■	Sole primary Beneficiary (qualified or non-individual, nonqualified)

■	Contingent Beneficiary (qualified plan, custodial IRA)

By selecting the [Income Protector or Investment Protector], I acknowledge that my selections of Investment Options are restricted and that Allianz will reallocate my Contract Value in accordance with the asset allocation and transfer provisions in the Contract.

[1 Carries an additional charge]

F70034                                                                        Page [3 of 7]                                                                           (8/2009)

[9.] Dollar cost averaging (Optional)

•	Select a 6 month or 12 month DCA program only if you wish to participate in dollar cost averaging.

•	An additional dollar cost averaging form is not required when DCA is requested at the time of application.

•	100% of your initial Purchase Payment will be applied to the DCA Money Market Account.

•	Your funds will be moved from the DCA Money Market Account into the selections indicated in the Investment Options section over the time frame chosen.
•	Your selections in the Investment Options section need to meet any restrictions for the benefit selected. ■ 6 month ■ 12 month

[10.]  Investment Option allocations

You may select up to [15] Investment Options. You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). Please see the current prospectus for Investment Option requirements.

[Income Protector]

Group C Investment Options

Model Portfolios

____% AZL TargetPLUSSM Balanced Fund

____% AZL FusionSM Moderate Fund

____% AZL FusionSM Balanced Fund

High Yield Bonds

____% Franklin High Income Security Fund

____% PIMCO VIT High Yield Portfolio

Intermediate-Term Bonds

____% Franklin Zero Coupon Fund 2010
____% PIMCO VIT Emerging Markets Bond Portfolio
____% PIMCO VIT Global Bond Portfolio (Unhedged)
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____% Templeton Global Income Securities Fund

Short-Term Bonds

____% Franklin U.S. Government Fund

Cash Equivalent

____% AZL® Money Market Fund

Specialty

____% AZL® Van Kampen Equity and Income Fund
____% PIMCO VIT All Asset Portfolio
____% BlackRock Global Allocation V.I. Fund

Total of _______% (must equal 100%)

F70034                                                                        Page [4 of 7]                                                                           (8/2009)

[10.]     Investment Option allocations (Continued)

You may select up to [15] Investment Options. You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). Please see the current prospectus for Investment Option requirements.

[Investment Protector or No Additional Benefit]

Group A Investment Options
Small Cap	Specialty (continued)
____% AZL® Columbia Small Cap Value Fund	____% Davis VA Financial Portfolio
____% AZL® Franklin Small Cap Value Fund	____% Franklin Global Communications Securities Fund
____% AZL® Turner Quantitative Small Cap Growth Fund	____% PIMCO VIT Commodity RealReturn Strategy Portfolio
____% AZL® OCC Opportunity Fund	____% Franklin Income Securities Fund
____% AZL® Small Cap Stock Index Fund	____% Franklin Templeton VIP Founding Funds Allocation Fund
International	Model Portfolio
____% AZL® Schroder International Small Cap Fund	____% AZL TargetPLUSSM Moderate Fund
Specialty	____% AZL FusionSM Growth Fund
____% AZL® Columbia Technology Fund	____% AZL TargetPLUSSM Growth Fund
____% AZL® Schroder Emerging Markets Equity Fund
____% AZL® Van Kampen Global Real Estate Fund
Group B Investment Options
TargetPLUS (Model Portfolio)	International (continued)
____% AZL TargetPLUSSM Equity Fund	____% AZL® Van Kampen Global Franchise Fund
Mid Cap	____% Mutual Discovery Securities Fund
____% AZL® Columbia Mid Cap Value Fund	____% Templeton Growth Securities Fund
____% AZL® Van Kampen Mid Cap Growth Fund	Large Blend
____% OpCap Mid Cap Portfolio	____% AZL® First Trust Target Double Play Fund
Large Growth	____% AZL® Jennison 20/20 Focus Fund
____% AZL® Dreyfus Founders Equity Growth Fund	____% AZL® J.P. Morgan U.S. Equity Fund
____% AZL® BlackRock Capital Appreciation Fund	____% AZL® PIMCO Fundamental IndexPLUS Total Return Fund
International	____% AZL® S&P 500® Index Fund
____% AZL® AIM International Equity Fund	Large Value
____% AZL® NACM International Fund	____% AZL® Davis NY Venture Fund
____% AZL® Oppenheimer Global Fund	____% AZL® Van Kampen Comstock Fund
____% AZL® Oppenheimer International Growth Fund	____% AZL® Van Kampen Growth and Income Fund
____% Mutual Shares Securities Fund
Group X Investment Options
Fusion Portfolios	Specialty
____% AZL FusionSM Moderate Fund	____% AZL® Van Kampen Equity and Income Fund
____% BlackRock Global Allocation V.I. Fund
Group Y Investment Options

Model Portfolios

____% AZL FusionSM Balanced Fund

____% AZL TargetPLUSSM Balanced Fund

High Yield Bonds

____% Franklin High Income Security Fund

____% PIMCO VIT High Yield Portfolio

Intermediate-Term Bonds

____% Franklin Zero Coupon Fund 2010

____% PIMCO VIT Emerging Markets Bond Portfolio

____% PIMCO VIT Global Bond Portfolio (Unhedged)

____% PIMCO VIT Real Return Portfolio

Intermediate-Term Bonds (continued)

____% PIMCO VIT Total Return Portfolio

____% Templeton Global Income Securities Fund

Short-Term Bonds

____% Franklin U.S. Government Fund

Cash Equivalent

____% AZL® Money Market Fund

Specialty

____% PIMCO VIT All Asset Portfolio

Total of _______% (must equal 100%)

F70034                                                                        Page [5 of 7]                                                                           (8/2009)

[11.]     Beneficiary designation (If you need additional space, attach a complete list signed by Owner(s).)

■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent
First name		MI	Last name

Relationship

■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent
First name		MI	Last name

Relationship

■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent
First name		MI	Last name

Relationship

Non-individual Beneficiary information

If the Beneficiary is a qualified plan, custodian, trust, charitable trust or other non-individual please check the applicable box and include the name above.
■ Qualified plan	■ Custodian■ Trust (Include the date of trust in the name.)		■ Charitable Trust	■ Other_______________
■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent

[12.]     Registered Representative

By signing below, the Registered Representative certifies to the following:

I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Owner(s) with the most current prospectus. To the best of my knowledge, the applicant: ■ DOES ■ DOES NOT have existing life insurance policies or annuity contracts. To the best of my knowledge and belief, this application ■ DOES ■ DOES NOT involve replacement of existing life insurance or annuities. If this is a replacement, include a copy of each disclosure statement and a list of companies involved.

Registered Representative’s signature	B/D Rep. ID

Registered Representative’s first and last name (please print)	Percent split

Registered Representative’s signature (split case)	B/D Rep. ID

Registered Representative’s first and last name (please print) (split case)	Percent split

Registered Representative’s signature (split case)	B/D Rep. ID

Registered Representative’s first and last name (please print) (split case)	Percent split

Registered Representative’s address	Registered Representative’s telephone number

Broker/dealer name (please print)

Authorized signature broker/dealer (if required)

Commission options (please check one)

■   A                 ■   B                ■   C

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[13.]     Statement of applicant

The following states require applicants to read and acknowledge the statement for your state below.

Arkansas and District of Columbia: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

Kentucky, Maine, New Mexico, Ohio, Tennessee, and West Virginia: Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits a fraudulent insurance act, which is a crime, and may be subject to criminal prosecution and civil penalties. In ME and TN, additional penalties may include imprisonment, fines, or denial of insurance benefits.

Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

Virginia: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act. It is considered a fraudulent act and subjects such person to criminal and civil penalties. Additional penalties may include imprisonment and/or fines, or denial of insurance benefits.

Louisiana and Maryland: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

Vermont: I understand that this variable annuity is not a bank deposit; is not federally insured; is not endorsed by any bank or government agency; is not guaranteed; and may be subject to loss of principal.
Washington: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

By signing below, the Owner acknowledges the applicable statements mentioned above and agrees to the following:

I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet my financial needs and goals. I understand that the Contract

Value and variable Annuity Payments may increase or decrease depending on the investment results of the variable Investment Options, and that under the Base Contract there is no guaranteed minimum Contract Value or variable Annuity Payment. If I selected any additional options, any guarantees provided for those options are outlined in my Contract and prospectus. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any Contract to be issued. No representative is authorized to modify this agreement or waive any Allianz rights or requirements.

For information on current benefit features, restrictions or charges please review with your Registered Representative. ■ Please send me a statement of additional information (Also available on the [SEC Web site, http://www.sec.gov])

Owner/Trustee/Authorized signer signature	Joint Owner/Trustee/Authorized signer signature

Signed at (City, State)	Date signed

[14.]     Home office use only

If Allianz Life Insurance Company of North America makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this Contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance, or age require acceptance by Owner(s).

Please call Allianz with any questions at [800.624.0197].

Mailing information

Applications that HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz	Wells Fargo LBX Services
NW 5989	NW 5989 Allianz
PO Box 1450	1350 Energy Lane, Ste. 200
Minneapolis, MN 55485-5989	St. Paul, MN 55108-5254
Applications that DO NOT HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz	Allianz
PO Box 561	5701 Golden Hills Drive
Minneapolis, MN 55440-0561	Golden Valley, MN 55416-1297
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F70034